UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2023

BYNORDIC ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-41273	85-4529780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Pir 29
Einar Hansens Esplanad 29
211 13 Malmö
Sweden	211 13
(Address of principal executive offices)	(Zip Code)

+46 707 29 41

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	BYNOU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	BYNO	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BYNOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, byNordic Acquisition Corporation (the “Company”) has called a special meeting of stockholders of the Company to be held at 10:00 a.m. Eastern Time on August 8, 2023 (the “Special Meeting”) for the purpose of considering and voting on, among other proposals, a proposal to extend (the “Extension”) the date (the “Original Termination Date”) by which the Company must consummate an initial business combination from August 11, 2023 to February 12, 2024 (the “Initial Extended Date”) or such earlier date as determined by the Company’s board of directors (the “Board”), in its sole discretion, and to allow the Company by resolution of the Board without another stockholder vote, to elect to extend the Initial Extended Date by one additional month, for a total of six additional months, until August 12, 2024 (each such monthly extension, the “Additional Extension Month” and the final termination date the “Final Termination Date”), unless the closing of a business combination shall have occurred prior thereto.

On July 28, 2023, the Company issued a press release announcing several actions being undertaken in anticipation of the Special Meeting:

Sponsor Contributions to Trust Account

If the Extension is approved at the Special Meeting and implemented, the Company’s sponsor, Water byNordic AB, a Swedish limited liability company (the “Sponsor”), or its designees will deposit into the trust account the lesser of (i) $600,000 and (ii) $0.18 for each share of the Company’s publicly held Class A common stock, par value $0.0001 per share (the “public shares”) not redeemed in connection with the Extension (a “Contribution”, and the Sponsor or its designee making such Contribution, a “Contributor”).

If the Initial Extended Date is extended, at the sole discretion of the Board, beyond February 12, 2024, the Contributor will deposit into the trust account the lesser of (i) $100,000 and (ii) $0.03 for each outstanding public share for each Additional Extension Month. The initial Contribution will occur on the Original Termination Date. The Contribution for the initial Additional Extension Month will occur on the Initial Extended Date and the Contribution for each Additional Extension Month thereafter will occur on the 11th day of each subsequent calendar month until (but excluding) the Final Termination Date (each such date, a “Contribution Date”).

The Company has not asked the Sponsor to reserve for, nor has the Company independently verified whether the Sponsor will have sufficient funds to satisfy, any such Contributions.

If a Contributor fails to make a Contribution by the applicable Contribution Date, the Company will liquidate and dissolve as soon as practicable after such date and in accordance with the Company’s charter. The Contributions will constitute loans to the Company evidenced by one or more non-interest bearing, unsecured promissory notes issued by the Company to the Contributor and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Final Termination Date, any such promissory notes will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Any Contribution is conditioned on the approval of the requisite proposals at the Special Meeting and the implementation of the Extension, and with respect to any Additional Extension Month, on the approval of such extension by the Board. No Contribution will occur if such proposals are not approved or the Extension is not implemented. If the Company has consummated an initial business combination or announced its intention to wind up prior to any Contribution Date, any obligation to make Contributions will terminate.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Additional Information and Where to Find It

Further information related to attendance, voting and the proposals to be considered and voted on at the Special Meeting is described in the Definitive Proxy Statement, which has been mailed to the Company’s stockholders of record as of the record date for the Special Meeting. Investors and security holders of the Company are advised to read the Definitive Proxy Statement because it contains important information about the Special Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: byNordic Acquisition Corporation, c/o Pir 29, Einar Hansens Esplanad 29, 211 13 Malmö, Sweden.

Participants in the Solicitation

The Company, the Sponsor and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Special Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Definitive Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYNORDIC ACQUISITION CORPORATION

By:	/s/ Michael Hermansson
Name:	Michael Hermansson
Title:	Chief Executive Officer

Date: July 28, 2023

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